UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 12, 2022

CRESTWOOD EQUITY PARTNERS LP

(Exact name of Registrant as specified in its charter)

DELAWARE	001-34664	43-1918951
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

811 Main St., Suite 3400 Houston, TX 77002
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (832) 519-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act

Tile of each class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	CEQP	New York Stock Exchange
Preferred Units representing limited partner interests	CEQP-P	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Crestwood Equity Partners LP (the “Company”) held its 2022 Annual Meeting of Unitholders (the “Annual Meeting”) on May 12, 2022. At the Annual Meeting, the Company’s unitholders were requested to (i) elect three Class I members of the Company’s Board of Directors (the “Board”) to serve until the Company’s 2025 annual meeting of unitholders; (ii) approve, on an advisory basis, the compensation of the Company’s named executive officers; (iii) approve, on an advisory basis, the frequency of future advisory votes on the Company’s named executive officer compensation and (iv) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on March 30, 2022, as supplemented on March 31, 2022.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal 1 — Election of Class I Directors: Votes regarding the persons elected as Class I directors were as follows:

Nominee	For	Withhold	Broker Non-Votes
Warren H. Gfeller	43,470,822	19,662,340	25,490,208
Janeen S. Judah	46,657,290	16,475,872	25,490,208
John J. Sherman	46,644,878	16,488,284	25,490,208

Proposal 2 — Advisory Vote to Approve Executive Compensation: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
53,744,041	8,886,543	502,578	25,490,208

Proposal 3 — Advisory Vote on the Frequency of Future Executive Compensation Advisory Votes: The voting results were as follows:

1 Year	2 Year	3 Year	Abstain	Broker Non-Votes
60,708,457	1,274,291	758,691	391,723	25,490,208

Proposal 4 — Ratification of the Appointment of Independent Public Accounting Firm: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
88,391,816	138,638	92,916	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESTWOOD EQUITY PARTNERS LP

	By:	Crestwood Equity GP LLC, its General Partner,

Date: May 16, 2022	By:	/s/ Michael K. Post
Michael K. Post
Vice President, Associate General Counsel and Corporate Secretary